SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                          Event Reported): June 6, 2003


                               COMDIAL CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                        0-9023                  94-2443673
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)



                       106 Cattlemen Road
                       Sarasota, Florida                  34232
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:           (941) 554-5000
                                                              --------------



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 6, 2003, Comdial Acquisition Corp. ("CAC"), a Delaware corporation and a wholly-owned subsidiary of Comdial Corporation ("Comdial" or the "Company"), completed the acquisition of substantially all of the assets of Soundpipe Inc. ("Soundpipe"), a privately held Delaware corporation with its sole offices in Santa Clara, California. Soundpipe is primarily engaged in the design and development of telecommunications equipment utilizing voice over Internet Protocol (VoIP) technology. The assets acquired include all of Soundpipe's intellectual property, including, but not limited to equipment prototypes, software source code and several patent applications and trade secrets, and certain physical assets including computer equipment and office furnishings.

     The acquisition involved the issuance of a total of 250,000 unregistered shares of the common stock of Comdial, par value $0.01 (the "Stock"), the payment of $15,000 in cash to East Peak Advisors LLC, advisors to Soundpipe, and the payment of $20,000 in legal fees incurred by Soundpipe in the transaction. The Stock was issued as follows: 20,000 shares to Soundpipe; 180,000 shares to Altos Ventures, LLC ("Altos"), the principal shareholder of Soundpipe, as directed by Soundpipe on its behalf and in consideration of the cancellation of certain indebtedness held by Altos; and 50,000 shares to East Peak Advisors LLC.. The source of the cash consideration described above is the general funds of Comdial.

     CAC also extended offers of employment to eight current or former employees of Soundpipe, including issuance of a total of 500,000 options to acquire the common stock of Comdial. Included in the the foregoing, CAC has entered into one year employment agreements with the three principal founders of Soundpipe and issued a total of 330,000 of the aforementioned stock options pursuant to those employment agreements. In addition to the acquisition of the assets of Soundpipe, CAC also assumed certain executory contracts of Soundpipe, including certain software licenses and Soundpipe's office lease.


ITEM 7.  EXHIBITS


     99.1 Press Release dated June 9, 2003



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FORWARD-LOOKING STATEMENTS
This Form 8-K contains statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including Comdial Corporation's ability to obtain additional funding for its business should such funding become necessary, its ability to maintain market share and to grow in a very competitive market, its ability to develop technologically advanced products to keep pace with many competitors that are much larger and have significantly more resources than Comdial, its ability to integrate the assets acquired from Soundpipe Inc. into its business in a cost-efficient manner and other risks attendant with the acquisition of assets, lower than anticipated demand brought about by continued weakness in the U.S. economy, risk of dilution of the company's stock from recently completed private placement investments and from the acquisition of the assets of Soundpipe Inc., dependence on a relatively small number of large customers, ability to maintain necessary engineering, sales, marketing and other key staff members, the risks associated with the outsourcing of its manufacturing requirements, including international risk factors, its ability to achieve its operational goals and to generate positive cash flow, any unfavorable outcome of pending disputes or litigation, including, but not limited to intellectual property infringement claims that arise from time to time and the various other factors set forth from time to time in Comdial's filings with the SEC, including, but not limited to, Comdial's Form 10-Q for the three months ended March 31, 2003. Comdial Corporation undertakes no obligation to publicly update or revise the forward-looking statements made in this release to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            COMDIAL CORPORATION



                            By:  /s/ Kenneth M. Clinebell
                                ----------------------------------------------
                                Kenneth M. Clinebell, Senior Vice President,
                                Chief Financial Officer and Treasurer



Dated:  June 9, 2003


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